Operating Results and Liquidity	6 Months Ended
Jun. 30, 2011
Operating Results and Liquidity [Abstract]
Additional Financial Information Disclosure [Text Block]
Operating Results and Liquidity
The Company's liquidity position remains adequate for the foreseeable future. On March 23, 2011, the Company executed an amendment under its loan and security agreement with its primary lender, increasing the maximum amount available under its revolving line of credit on a seasonal basis from $3.5 million to $4.5 million, effective April 1, 2011. Since the Company's revenues have held up nicely, and the revolving line of credit borrowing base is driven by the level of its accounts receivable balances, the Company has been able to take advantage of the increase in availability under this facility. The Company experienced violations of the EBITDA covenant in its revolving loan agreement as of the end of the first quarter of 2011, and again as of the end of the second quarter of 2011, however, the lender has granted written waivers of these covenant violations. The minimum and maximum amounts outstanding on the revolving loan agreement were $1.9 million on April 27, 2011, and $4.3 million on June 23, 2011, respectively. The Company's cash needs vary with the time of the month and the day of the week, as does its borrowing base. Since all of the Company's cash receipts are swept to pay down the revolving loan agreement each business day, it borrows only the amount needed to fund daily operations. Accordingly, the cash balance on our balance sheet will generally be zero.
The Company's capital expenditures have consisted primarily of maintenance expenditures for plant and equipment and capitalization of certain software costs for internal use, in connection with the continued implementation of our enterprise resource planning (“ERP”) systems. Management expects that the implementation of its ERP systems will continue to move to additional phases, and will continue for a period of time, before winding down over the next twelve to eighteen months. Maintenance capital expenditures (“Maintenance Capex”), although highly variable, will run about $250,000 to $500,000 per year. Management defines Maintenance Capex as money that is required to maintain or replace assets. Management does not believe that the concept of Maintenance Capex is subject to precise calculation or definition, but is often a matter of judgment. Accordingly, the amount stated herein is an estimate and will necessarily vary by period.
As more fully described in Note 16, on July 6, 2011, the Company entered into an Agreement and Plan of Merger pursuant to which the Company would be acquired by and be merged into Reser's Fine Foods, Inc. for $18.25 million in cash through a merger transaction. After the transaction is consummated, the Company's shares will no longer be publicly traded.